EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. §1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Teleconnect Inc. and subsidiaries (the “Company”) for the fiscal year ended September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and President and the Chief Financial Officer and principal accounting officer of the Company hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Date: December 30, 2013	/s/ Dirk L. Benschop
Dirk L. Benschop, Director, Chief Executive Officer, President and Treasurer

Date: December 30, 2013	/s/ Leslie G. Pettitt
Leslie G. Pettitt, Director, Chief Financial Officer and principal accounting officer